UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):November 2, 2009
DENBURY RESOURCES INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation or organization)

1-12935	20-0467835
(Commission File Number)	(I.R.S. Employer Identification No.)

5100 Tennyson Parkway
Suite 1200
Plano, Texas	75024
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 673-2000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 7.01	Regulation FD Disclosure
     On November 2, 2009, Denbury Resources Inc. (“Denbury”) held a previously announced conference call to discuss a joint press release issued on November 1, 2009 relating to the execution on October 31, 2009 of a definitive merger agreement by and between Denbury and Encore Acquisition Company with Denbury surviving the merger. During the conference call a slide presentation, entitled “Merger with Encore Acquisition Company,” was given. The slide presentation has been posted to Denbury’s website and Denbury intends, at times following the conference call, to present or distribute the slides to various investors. The slide presentation is accessible on Denbury’s website at www.denbury.com, and is attached as Exhibit 99.1 hereto. Denbury undertakes no obligation to update, supplement or amend the materials attached as Exhibit 99.1.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Section 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 8.01	Other Events
     To the extent required, the information included in Item 7.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1 —	Slide presentation dated November 2, 2009, entitled “Merger with Encore Acquisition Company.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENBURY RESOURCES INC.
Date: November 2, 2009	/s/Mark C. Allen
Mark C. Allen
Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1 —	Slide presentation dated November 2, 2009, entitled “Merger with Encore Acquisition Company.”